UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021

YUCAIPA ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39422	98-1541929
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

9130 West Sunset Boulevard Los Angeles, CA	90069
(Address of principal executive offices)	(Zip Code)

(310) 228-2894

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	YAC.U	New York Stock Exchange
Class A Ordinary Shares included as part of the units	YAC	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	YAC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC”) released a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” (“SPACs”) (the “Public Statement”). In the Public Statement, the SEC Staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity. Yucaipa Acquisition Corporation (the “Company”) had classified its previously issued warrants and the forward purchase warrants to purchase Class A ordinary shares pursuant to the forward purchase agreement that the Company executed in connection with the consummation of its initial public offering (collectively, the “warrants”) as equity. For a full description of the Company’s warrants, please refer to the Company’s Annual Report on Form 10-K for the period ended December 31, 2020, which was originally filed with the SEC on March 30, 2021 (the “10-K”).

On June 8, 2021, the Audit Committee of the Board of Directors of the Company, based on the recommendation of and after consulting with the Company’s management, determined that the financial statements of the Company for the periods beginning with the period from June 4, 2020 (inception) through December 31, 2020, the audited balance sheet issued in connection with the Company’s initial public offering on August 6, 2021 and the unaudited interim financial statements as of, and for the periods ended, September 30, 2020 (together, the “Affected Financial Statements”) should no longer be relied upon due to changes required to reclassify the warrants as liabilities to align with the guidance set forth in the Public Statement. Similarly, investor presentations or other communications describing the Affected Financial Statements should no longer be relied upon. Following consideration of the guidance in the Public Statement, the Company concluded that the warrants do not meet the conditions to be classified in equity and instead, the warrants meet the definition of a derivative under Accounting Standards Codification (“ASC”) Subtopic 815-40, pursuant to which the Company should record the warrants as liabilities measured at fair value upon issuance, with subsequent changes in fair value reported in our Statement of Operations each reporting period.

The Company has discussed this approach with its independent registered public accounting firm, WithumSmith+Brown, PC, and intends to file an amendment to the 10-K, reflecting this restatement of the warrants (the “Amended 10-K”). The Company has engaged an independent valuation expert to perform a valuation of the warrants and will be filing the Amended 10-K shortly after this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2021	YUCAIPA ACQUISITION CORPORATION

	By:	/s/ Ira Tochner
Name: Ira Tochner
Title: Chief Financial Officer and Chief Operating Officer